UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-3896

FPA PERENNIAL FUND, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	DECEMBER 31

Date of reporting period:	JUNE 30, 2012

Item 1.         Report to Stockholders.

FPA Perennial Fund, Inc.

Semi-Annual Report

June 30, 2012

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

FPA PERENNIAL FUND, INC.
LETTER TO SHAREHOLDERS

Commentary

"Rubbernecking"

Humans, with our ever-shortening attention spans, get easily distracted. Financial markets are no different. Ignoring major issues confronting the U.S., markets have been focusing instead on the troubles in the Eurozone. While those events deserve close attention, we also strive to assure that the portfolio is well positioned for challenges confronting the U.S., now and in the future.

As we discussed in our last commentary, Europe faces seemingly intractable problems.1 While it is debatable whether the long-term financial outlook for the U.S. is better than Europe's, fortunately we do not face the short-term danger of a collapse in our political union. That risk explains why markets are fixated on events across the Atlantic.

While attention is focused elsewhere, the financial backdrop in the U.S. continues to worsen. At the end of June, the federal government had $15.8 trillion of total debt outstanding.2 Representing 102% of GDP, the debt has reached a level that in the past has produced a noticeable drag on economic growth.3 Compounding the problem, annual deficits are expected to add another $11 trillion to the total debt over the next decade.4 Unfortunately, that is only the tip of the iceberg. Hidden out of sight is the $70 trillion present value (cost today) of the future liabilities of Medicare, Medicaid and Social Security.5 Collective obligations of that size dwarf our ability to meet them without drastic government actions.

Neither escalating government debt nor entitlement liabilities are new issues. But instead of taking constructive action, Washington has, over the past decade, chosen a path of willful neglect. We wrote in September 2010 that due to lack of political will "we expect continued disappointment [from Washington] until markets force the issue." During the intervening two years, no meaningful action occurred, but our "leaders" received a free pass. Europe's problems created a flight to safety in global debt markets which helped drive U.S. government borrowing costs to historic lows. Such a reprieve has only delayed the point when politicians make necessary changes voluntarily or are forced by the markets to do so.

Portfolio

When we position the portfolio for the challenges facing the U.S., we take two approaches. First, we carefully assess whether, in addition to selling at attractive valuations, our portfolio companies meet several criteria. These businesses need to generate attractive returns on capital, possess limited financial leverage and have managements that effectively allocate capital. We believe these company characteristics should provide insurance against turbulence resulting from future fiscal and entitlement changes. Our second approach contrasts with the first, as it is based on avoiding other criteria. Government exposure is a good example. While never excited in the past about businesses with large amounts of government sales, we are even less enthusiastic today. The combination of politics and the deteriorating financial position make the government an unattractive customer from our perspective. One of our portfolio companies, Lincare, relies on government funding for most of its business. We have been carefully monitoring this exposure, with an eye toward exiting the position, but felt recent

1  http://fpafunds.com/docs/2012-annual-and-semi-annual-reports/sci-first-qtr-report-3-31-12.pdf?sfvrsn=2

2  http://www.treasurydirect.gov/govt/reports/pd/pd_debtposactrpt_0612.pdf

3  U.S. Department of Commerce, Bureau of Economic Analysis. March 2012

4  CBO, The Budget and Economic Outlook: Fiscal Years 2012 to 2022. January 2012: 39 http://www.cbo.gov/sites/default/files/cbofiles/attachments/01-31-2012_Outlook.pdf

5  Estimation based on data from: Centers for Medicare & Medicaid Services, 2010 Medicare Trustees' Annual Report, August 2010; USA Inc., A Basic Summary of America's Financial Statements, February 2011.

market prices undervalued the company. As we discuss in more detail later in the letter, a recent buyout offer should allow us to sell Lincare in the third quarter of 2012 on attractive terms. In the future we will strive to maintain reduced exposure to government funding across the portfolio.

Performance

For the second quarter Perennial was down 8%. This follows a first quarter gain of almost 12%. As a result, the Fund was up a total of 2% for the first half of the year.

In contrast, most market indexes were up 8-9% for the half year, with the benchmark Russell 2500 up 8%. We see two major explanations for the short-term performance. First, low-quality companies appear to have outperformed high-quality companies. Within the Russell 2500, the ten percent of the index with the lowest return on equity (ROE) advanced 27% for the half, while the ten percent with the highest ROE were up 17%. For comparison, Perennial had an ROE of 20% compared to 12% for the Russell 2500. Over time the higher quality in the Perennial portfolio has been recognized by the market. Second, positions in energy, technology and industrials were Perennial's worst performers, particularly in the second quarter. Weighing on all three groups were concerns about the slowing rate of global economic growth.

Individual stock performance in the second quarter for the portfolio was led by companies providing services and consumables, with Lincare (+31%) and L'Occitane (+16%) being standouts. The worst performers in the quarter generally have some economic sensitivity, including CarMax (down 25%), Manpower (down 23%), FMC Technologies (down 22%), as well as technology, and truck manufacturing (each down 10-20%). It is important to note that nothing has changed our fundamental assessment of any of these businesses. We believe all possess attractive future return potential.

For the year-to-date period (first half), leading performers were found in healthcare (Lincare +32%, bioMerieux +15%, Life Technologies +16%) and in foreign-domiciled companies (L'Occitane +37%, Halma +28%, and again bioMerieux + 15%). On the worst performing side for the half year were mostly companies selling business services and supplies including ScanSource, down 15%, Microchip, down 10%, and Clarcor, Zebra, Maxim, and Copart, all down 1-5%.

The table below shows performance for both Perennial and the benchmark Russell 2500 for periods ranging from the most recent quarters to the past 15 years.

	Periods Ended June 30, 2012
	Second Quarter	First Half	Three Years*	Five Years*	Ten Years*	Fifteen Years*
FPA Perennial	(8.4)%	2.4%	14.3%	1.4%	7.5%	9.5%
Russell 2500	(4.1)	8.3	19.1	1.2	8.0	7.6
S&P 500	(2.8)	9.5	16.4	0.2	5.3	4.8
Nasdaq	(4.8)	13.3	18.1	3.4	8.0	5.5

*  Annualized returns. Calculated at net asset value and do not include the maximum sales charge of 5.25% which, if included, would reduce the performance shown. See page 5 for additional performance information.

Company Discussion

On the mergers and acquisition front, there have been several developments of varying importance affecting the portfolio. The first of these is both highly likely to occur and of considerable financial significance. The second is at best only a future possibility. The third started out as a large and exciting deal which ultimately evolved into a much smaller though still attractive one.

On July 1, 2012, Lincare announced it had agreed to be acquired by Linde, a Germany-based provider of industrial and healthcare gases. The purchase offers Linde an opportunity to increase its exposure to the U.S. medical oxygen and respiratory business. From Lincare's standpoint, the $4.6 billion price ($41.50 in cash for each Lincare share) is quite attractive. This is a huge, 60% premium over Lincare's pre-deal price of about $25 per share.

At the time of the announcement we owned about a three percent portfolio position in Lincare that now has risen to nearly a 6% position at the deal price. We have long been attracted by the stability and steady growth of the market, Lincare's leading share, and its history of superb execution. As an offset, continuing cost pressures on Medicare have led to repeated reimbursement cuts to providers like Lincare. We expect that trend to continue and are pleased to have an opportunity to sell our shares at this attractive price. The deal is expected to close during the third quarter.

At the beginning of April, David Schwartz, Chairman of Bio-Rad, passed away at 88 years old. Bio-Rad dates back 60 years to 1952 when David and his wife Alice founded the company in a Quonset hut in Berkeley. This is reminiscent of the fabled Palo Alto garage that launched Hewlett Packard only fifteen years earlier. We have owned shares of Bio-Rad for eight years, and it is currently a 3% portfolio position.

David's son Norman Schwartz has been CEO for the past decade, and has done a solid job. The stock has doubled since our initial purchase in early 2004 and we are optimistic about the future under his continued leadership.

Although we have no genuine insights into Norman's thinking, it is quite possible that his time horizon as CEO may not extend out another decade, to age 71, let alone another 27 years to reach his father's 88 years.

Since the Schwartz family has direct ownership of 35% of the common stock (worth $1 billion) and voting control of 65-70%, the possibility of a sale of the company cannot be ignored. Given Bio-Rad's well regarded technology and market position, we are confident there could be numerous suitors should the opportunity arise.

About fifteen months ago, Graco, which is one of Perennials larger holdings at 3.4%, announced the acquisition of the "finishing business" from Illinois Tool Works (ITW). This encompassed systems and equipment for industrial coatings, both liquid and powder.

At a price of $650 million, this would be by far the largest acquisition in Graco's history. It would increase sales by about 40% and upend the capital structure, taking debt as a percent of capital from 25% to 75%. The deal would stretch Graco's ability to absorb a business of size and to quickly generate the cash flow to reduce the acquisition debt.

But before Graco could take on these challenges it needed to navigate the proposal past the Hart-Scott-Rodino Act and gain FTC approval. Alas, this proved to be too difficult. After months of data requests, negotiations, and litigation, Graco was left with permission to purchase the powder coating business of ITW, but the prohibition to buy anything else.

Financial details are still scarce. However, it is believed that the ITW powder coatings business has sales of about $100 million, one-third the size of the original deal, making Graco one of the top two or three competitors in that market.

We are pleased to receive reader feedback to shareholder letters at the email address, perennial@firstpacad.com.

Thank you for your continued support and trust.

Respectfully submitted,

Eric S. Ende
President & Portfolio Manager
July 30, 2012

We were saddened by the passing of Lawrence J. Sheehan this past June. Mr. Sheehan served as legal counsel to FPA Perennial Fund at its inception in 1984. He was elected as a director in 1991. His wise counsel and sound reasoning will truly be missed.

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

HISTORICAL PERFORMANCE

	Average Annual Total Return Periods Ended June 30, 2012
	1 Year	3 Years	5 Years	10 Years
FPA Perennial Fund, Inc. (NAV)	-7.34%	14.25%	1.35%	7.48%
FPA Perennial Fund, Inc. (Net of Sales Charge)	-12.21%	12.22%	0.26%	6.90%
Lipper Mid-Cap Core Average	-4.35%	16.57%	0.19%	6.75%
Russell 2500 Index	-2.29%	19.06%	1.18%	8.01%

The table presented above shows the average annual total return, which includes reinvestment of all distributions, for several different periods ended June 30, 2012 for the Fund and comparative indices of securities prices. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is a measure of small to medium capitalization stock performance. The Lipper Mid-Cap Core Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. Since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the returns for the Fund are presented at net asset value (NAV) and also net of the current maximum sales charge of 5.25% of the offering price. An investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data shown above. The Fund's most recent month-end performance can be obtained online at www.fpafunds.com.

FPA PERENNIAL FUND, INC.
PORTFOLIO SUMMARY

June 30, 2012
(Unaudited)

Common Stocks		93.5%
Producer Durable Goods	23.3%
Business Services & Supplies	17.8%
Retailing	17.4%
Health Care	17.0%
Energy	6.8%
Transportation	5.7%
Technology	5.5%
Short-Term Investments		5.7%
Other Assets and Liabilities, net		0.8%
Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Six Months Ended June 30, 2012
(Unaudited)

Shares
NET PURCHASES
Common Stocks
bioMérieux S.A.	3,800
Domino Printing Sciences plc (1)	110,000
EVS Broadcast Equipment S.A. (1)	21,600
Halma plc	79,800
Rotork plc	11,800
Spirax-Sarco Engineering plc	25,000
NET SALES
Common Stocks
Brady Corporation (Class A) (2)	169,100
Dolby Laboratories, Inc. (Class A) (2)	69,200
Manpower Group	15,500
O'Reilly Automotive, Inc.	22,700

(1)  Indicates New Commitment to Portfolio

(2)  Indicates Elimination from Portfolio

FPA PERENNIAL FUND, INC.
PORTFOLIO OF INVESTMENTS

June 30, 2012
(Unaudited)

COMMON STOCKS	Shares	Value
PRODUCER DURABLE GOODS — 23.3%
Actuant Corporation (Class A)	198,100	$5,380,396
Franklin Electric Co., Inc.	127,300	6,508,849
Graco Inc.	170,700	7,865,856
HNI Corporation	316,900	8,160,175
IDEX Corporation	159,750	6,227,055
Rotork plc	18,200	561,581
WABCO Holdings, Inc.*	223,100	11,808,683
Zebra Technologies Corporation (Class A)*	223,100	7,665,716
		$54,178,311
BUSINESS SERVICES & SUPPLIES — 17.8%
Aggreko plc	76,434	$2,480,566
CLARCOR, Inc.	137,400	6,617,184
Copart, Inc.*	401,500	9,511,535
Domino Printing Sciences plc	110,000	930,380
Halma plc	345,000	2,256,610
Landauer, Inc.	9,100	521,703
Manpower Group	120,000	4,398,000
ScanSource, Inc.*	376,901	11,548,247
Spirax-Sarco Engineering plc	100,000	3,110,670
		$41,374,895
RETAILING — 17.4%
CarMax, Inc.*	437,000	$11,335,780
L'Occitane International S.A.	490,000	1,348,480
O'Reilly Automotive, Inc.*	182,700	15,304,779
Signet Jewelers Limited	285,100	12,547,251
		$40,536,290
HEALTH CARE — 17.0%
Bio-Rad Laboratories, Inc. (Class A)*	76,300	$7,630,763
bioMérieux S.A.	20,000	1,641,074
Life Technologies Corporation*	244,700	11,009,053
Lincare Holdings Inc. (Class A)	333,650	11,350,773
Sonova Holding AG	14,000	1,348,110
Varian Medical Systems, Inc.*	23,700	1,440,249
VCA Antech, Inc.*	233,400	5,130,132
		$39,550,154

FPA PERENNIAL FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2012
(Unaudited)

COMMON STOCKS — Continued	Shares or Principal Amount	Value
ENERGY — 6.8%
FMC Technologies, Inc.*	199,400	$7,822,462
Noble Corporation	248,600	8,086,958
		$15,909,420
TRANSPORTATION — 5.7%
Heartland Express, Inc.	464,200	$6,642,702
Knight Transportation, Inc.	411,600	6,581,484
		$13,224,186
TECHNOLOGY — 5.5%
EVS Broadcast Equipment S.A.	21,600	$1,015,412
Maxim Integrated Products, Inc.	178,900	4,586,996
Microchip Technology Incorporated	218,300	7,221,364
		$12,823,772
TOTAL COMMON STOCKS — 93.5% (Cost $121,896,344)		$217,597,028
SHORT-TERM INVESTMENTS — 5.7% (Cost $13,179,992)
State Street Bank Repurchase Agreement — 0.01% 07/02/12 (Collateralized by U.S. Treasury Notes — 3.125% 11/15/41, market value $5,284,694)	$5,180,000	$5,180,003
Federal Home Loan Bank Discount Note — 0.05% 07/02/12	8,000,000	7,999,989
		$13,179,992
TOTAL INVESTMENTS — 99.2% (Cost $135,076,336)		$230,777,020
Other assets and liabilities, net — 0.8%		1,891,032
TOTAL NET ASSETS — 100.0%		$232,668,052

*Non-income producing securities

See notes to financial statements.

FPA PERENNIAL FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

June 30, 2012
(Unaudited)

ASSETS
Investments at value:
Investment securities — at market value (identified cost $121,896,344)	$217,597,028
Short-term investments — at amortized cost (maturities 60 days or less)	13,179,992	$230,777,020
Cash		708
Receivable for:
Investment securities sold	$2,419,338
Capital stock sold	33,277
Dividends	14,401	2,467,016
		$233,244,744
LIABILITIES
Payable for:
Capital stock repurchased	$262,132
Advisory fees and financial services	147,330
Investment securities purchased	123,110
Accrued expenses	44,120	576,692
NET ASSETS		$232,668,052
SUMMARY OF SHAREHOLDERS' EQUITY
Capital stock — par value $0.01 per share; authorized 25,000,000 shares; 6,251,453 outstanding shares		$62,515
Additional paid-in capital		132,590,899
Undistributed net realized gain on investments		4,444,598
Net investment loss		(130,644)
Unrealized appreciation of investments		95,700,684
NET ASSETS		$232,668,052
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share (net assets divided by shares outstanding)		$37.22
Maximum offering price per share (100/94.75 of per share net asset value)		$39.28

See notes to financial statements.

FPA PERENNIAL FUND, INC.
STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2012
(Unaudited)

INVESTMENT INCOME
Dividends		$1,147,370
Interest		3,331
		$1,150,701
EXPENSES:
Advisory fees	$826,093
Transfer agent fees and expenses	131,176
Financial services	123,245
Registration fees	43,538
Reports to shareholders	39,763
Audit and tax service fees	36,950
Legal fees	23,004
Directors fees and expenses	18,400
Custodian fees and expenses	16,051
Other fees and expenses	23,125	1,281,345
Net investment loss		$(130,644)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
Proceeds from sales of investment securities	$13,407,954
Cost of investment securities sold	10,299,286
Net realized gain on investments		$3,108,668
Change in unrealized appreciation of investments:
Unrealized appreciation at beginning of period	$92,953,207
Unrealized appreciation at end of period	95,700,684
Change in unrealized appreciation of investments		2,747,477
Net realized and unrealized gain on investments		$5,856,145
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$5,725,501

See notes to financial statements.

FPA PERENNIAL FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2012 (Unaudited)		For the Year Ended December 31, 2011
CHANGE IN NET ASSETS
Operations:
Net investment loss	$(130,644)		$(289,355)
Net realized gain on investments	3,108,668		10,950,714
Change in unrealized appreciation of investments	2,747,477		(21,133,495)
Change in net assets resulting from operations		$5,725,501		$(10,472,136)
Capital Stock transactions:
Proceeds from Capital Stock sold	$11,998,132		$28,812,125
Cost of Capital Stock repurchased*	(19,433,201)	(7,435,069)	(53,098,751)	(24,286,626)
Total change in net assets		$(1,709,568)		$(34,758,762)
NET ASSETS
Beginning of period		234,377,620		269,136,382
End of period		$232,668,052		$234,377,620
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		306,506		767,131
Shares of Capital Stock repurchased		(501,049)		(1,442,599)
Change in Capital Stock outstanding		(194,543)		(675,468)

*  Net of redemption fees of $11,259 and $9,874 collected for the periods ended June 30, 2012 and December 31, 2011, respectively.

See notes to financial statements.

FPA PERENNIAL FUND, INC.
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended June 30, 2012		Year Ended December 31,
	(Unaudited)		2011	2010	2009	2008	2007
Per share operating performance:
Net asset value at beginning of period	$36.36		$37.79	$30.64	$20.93	$34.14	$34.64
Income from investment operations:
Net investment income (loss)	$(0.02)		$(0.04)	$0.11	$(0.03)	$0.07	$0.15
Net realized and unrealized gain (loss) on investment securities	0.88		(1.39)	7.15	9.74	(12.89)	2.26
Total from investment operations	$0.86		$(1.43)	$7.26	$9.71	$(12.82)	$2.41
Less distributions:
Dividends from net investment income	—		—	$(0.11)	— *	$(0.07)	$(0.16)
Distributions from net realized capital gains	—		—	—	—	(0.32)	(2.75)
Total distributions	—		—	$(0.11)	— *	$(0.39)	$(2.91)
Redemption fees	—	*	— *	— *	— *	— *	— *
Net asset value at end of period	$37.22		$36.36	$37.79	$30.64	$20.93	$34.14
Total investment return**	2.37%		(3.78)%	23.69%	46.40%	(37.84)%	7.10%
Ratios/supplemental data:
Net assets at end of period (in $000's)	$232,668		$234,378	$269,136	$239,344	$186,514	$391,245
Ratio of expenses to average net assets:
Before reimbursement from Adviser	1.04	%†	1.00%	1.02%	1.09%	1.02%	0.96%
After reimbursement from Adviser	1.04	%†	1.00%	1.02%	1.07%	1.02%	0.96%
Ratio of net investment income (loss) to average assets:
Before reimbursement from Adviser	(0.11	)%†	(0.11)%	0.31%	(0.14)%	0.22%	0.37%
After reimbursement from Adviser	(0.11	)%†	(0.11)%	0.31%	(0.12)%	0.22%	0.37%
Portfolio turnover rate	3	%†	5%	3%	3%	11%	10%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

†  Annualized

See notes to financial statements.

FPA PERENNIAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS

June 30, 2012
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA Perennial Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note 8.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

C.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the Adviser's emphasis on a value-oriented investment approach generally results in the Fund's portfolio being invested primarily in medium- or smaller-sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

Foreign Securities Risk: The Company's foreign investments are subject to additional risks including, but not limited to, foreign markets could go down or prices of the Company's foreign investments could go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, social, economic or political instability or other factors that can adversely affect investments in foreign countries. These factors can also make foreign securities less liquid, more volatile and harder to value than U.S. securities.

FPA PERENNIAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012
(Unaudited)

NOTE 3 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $3,961,426 for the six months ended June 30, 2012. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at June 30, 2012, was $124,519,420 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments at June 30, 2012, for federal income tax purposes was $93,191,289 and $113,681, respectively resulting in net unrealized appreciation of $93,077,608. As of and during the period ended June 30, 2012, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before September 30, 2008 or by state tax authorities for years ended on or before September 30, 2007.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the period ended June 30, 2012, the Fund paid aggregate fees of $18,000 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the period ended June 30, 2012, the Fund collected $11,259 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 7 — Distributor

For the period ended June 30, 2012, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $4,755 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

FPA PERENNIAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012
(Unaudited)

NOTE 8 — Disclosure of Fair Value

Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Short-term corporate notes with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under policies adopted under authority of, the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of June 30, 2012:

Level 1 — Quoted Prices	$217,597,028	(1)
Level 2 — Other significant observable inputs	13,179,992	(2)
Level 3 — Significant unobservable inputs	—	(3)
Total investments	$230,777,020

(1)  All common stocks are classified under Level 1. The Portfolio of Investments provides further information on major security types.

(2)  Comprised solely of short-term investments with maturities of 60 days or less that are valued at amortized cost.

(3)  Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Levels 1, 2, or 3 during the six months ended June 30, 2012.

NOTE 9 — Line of Credit

The Fund, along with FPA Paramount Fund, Inc., has collectively entered into an agreement that enables them to participate in a $50 million unsecured line of credit with State Street Bank and Trust. Borrowings will

FPA PERENNIAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012
(Unaudited)

be made solely to temporarily finance the repurchase of Capital Stock. Interest is charged to each Fund based on its borrowings at a rate per annum equal to the higher of the Federal Funds Rate or the Overnight LIBOR Rate plus 1.25%. In addition, the Fund and FPA Perennial Fund, Inc. pay a commitment fee of 0.15% per annum on any unused portion of the line of credit. During the period ended June 30, 2012, the Fund had no borrowings under the agreement.

FPA PERENNIAL FUND, INC.
SHAREHOLDER EXPENSE EXAMPLE

June 30, 2012
(Unaudited)

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value December 31, 2011	$1,000.00	$1,000.00
Ending Account Value June 30, 2012	$1,023.70	$1,019.76
Expenses Paid During Period*	$5.23	$5.24

*  Expenses are equal to the Fund's annualized expense ratio of 1.04%, multiplied by the average account value over the period and prorated for the six-months ended June 30, 2012 (182/366 days).

FPA PERENNIAL FUND, INC.
DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Positions(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (76)†	Director & Chairman* Years Served: 14	Retired, Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	7

Thomas P. Merrick – (75)†	Director* Years Served: 3	Private consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	7

A. Robert Pisano – (69)†	Director* Years Served: <1	Retired. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011.	2	Resources Connection, The Motion Picture and Television Fund

Patrick B. Purcell – (69)†	Director* Years Served: <1	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998.	7	The Motion Picture and Television Fund

Allan M. Rudnick – (71)†	Director* Years Served: <1	Private Investor. Formerly Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7

Eric S. Ende – (67)	Director* President & Portfolio Manager Years Served: 28	Partner of the Adviser since 2006. Formerly Senior Vice President of First Pacific Advisers, Inc. from 1984 to 2006.	3

Steven R. Geist (58)	Executive Vice President & Portfolio Manager Year Served: 16	Partner of the Adviser since 2006. Formerly Vice President of First Pacific Advisers, Inc. from 1992 to 2006.

J. Richard Atwood – (52)	Treasurer Years Served: 15	Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Christopher H. Thomas – (54)	Chief Compliance Officer Years Served: 17	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (57)	Secretary Years Served: 29	Assistant Vice President and Secretary of the Adviser and of FPA Fund Distributors, Inc.

E. Lake Setzler – (45)	Assistant Treasurer Years Served: 6	Vice President and Controller of the Adviser.

Michael P. Gomez – (26)	Assistant Vice President Years Served: <1	Assistant Vice President of the Adviser since 2010. Formerly In-Charge Associate of PricewaterhouseCoopers from 2007 to 2010.

*  Directors serve until their resignation, removal or retirement.

†  Audit Committee member

Additional information on the Directors is available in the Statement of Additional Information. Each of the above individuals can be contacted at 11400 W. Olympic Blvd,. Suite 1200, Los Angeles, CA 90064.

FPA PERENNIAL FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

LEGAL COUNSEL

K&L Gates LLP
San Francisco, California

TICKER SYMBOL: FPPFX
CUSIP: 302548102

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

TRANSFER &
SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc,
P.O. Box 2175
Milwaukee, WI 53201-2175
or
803 W. Michigan St., Ste. A
Milwaukee, WI 53233-2301

(800) 638-3060

This report has been prepared for the information of shareholders of FPA Perennial Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2012 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 942-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.                                                          Code of Ethics. Not Applicable to this semi-annual report.

Item 3.                                                          Audit Committee Financial Expert. Not Applicable to this semi-annual report.

Item 4.                                                          Principal Accountant Fees and Services. Not Applicable to this semi-annual report.

Item 5.                                                          Audit Committee of Listed Registrants. Not Applicable.

Item 6.                                                          Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.                                                          Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.                                                          Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9.                                                          Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.                                                    Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.                                                    Controls and Procedures.

(a)                                The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                               There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.                                                    Exhibits.

(a)(1)                  Code of ethics as applies to the registrant’s officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable to this semi-annual report.

(a)(2)                  Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

(a)(3)                  Not Applicable

(b)                               Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA PERENNIAL FUND, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date: August 17, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA PERENNIAL FUND, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date: August 17, 2012

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date: August 17, 2012